Filed Pursuant to Rule 497(e)
1933 Act File No. 033-12213
1940 Act File No. 811-05037

Trillium P21 Global Equity Fund (the “Fund”)

Supplement dated February 28, 2019 to the
Statutory Prospectus and Statement of Additional Information dated October 31, 2018

Effective February 28, 2019, the Board of Trustees of Professionally Managed Portfolios has approved a reduction in the Fund’s investment advisory fee from 0.90% to 0.85%.

Accordingly, the following replaces the fees and expenses table on page 1 of the Fund’s statutory prospectus:

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Global Equity Fund.

Shareholder Fees (fees paid directly from your investment)	Institutional Class	Retail Class
Redemption Fee (as a percentage of amount redeemed within 90 days of purchase)	None	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Class	Retail Class
Management Fee(1)	0.85%	0.85%
Distribution and Service (12b-1) Fee	None	0.22%
Other Expenses	0.17%	0.22%
Total Annual Fund Operating Expenses	1.02%	1.29%

(1)	Effective February 28, 2019, the Board of Trustees has approved the reduction of the Fund’s investment advisory fee from 0.90% to 0.85%.

Example
This Example is intended to help you compare the costs of investing in the Global Equity Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem (sell) all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$104	$325	$563	$1,248
Retail Class	$131	$409	$708	$1,556

The following replaces the first paragraph titled, Investment Adviser in the Management of the Funds section on page 18 of the statutory prospectus:

1

Filed Pursuant to Rule 497(e)
1933 Act File No. 033-12213
1940 Act File No. 811-05037

The Funds have entered into investment advisory agreements (the “Advisory Agreements”) with Trillium Asset Management, LLC, Two Financial Center, 60 South Street, Suite 1100, Boston, Massachusetts 02111, pursuant to which Trillium manages the Funds’ investments and business affairs subject to the supervision of the Board. The Adviser provides the Funds with advice on buying and selling securities. The Adviser also furnishes the Funds with office space and certain administrative services. As of June 30, 2018, the Adviser had approximately $2.7 billion in assets under management. Under the Advisory Agreements for the Funds, the Adviser is entitled to receive a monthly management fee for its investment advisory services calculated daily and payable monthly equal to 0.75% of average daily net assets for the SMID Fund and 0.85% for the Global Equity Fund.

The following replaces the third paragraph in the section titled, “The Funds’ Investment Adviser” on page 26 of the Statement of Additional Information:

In consideration of the services provided by the Adviser pursuant to the Advisory Agreement, the Adviser is entitled to receive an investment advisory fee from each Fund computed daily and paid monthly, at an annual rate of 0.75% for the SMID Fund. However, the Adviser may voluntarily agree to reduce a portion of the fees payable to it on a month-to-month basis. In consideration of the services provided by the Adviser pursuant to the Investment Advisory Agreement, the Adviser is entitled to receive from the Global Equity Fund an investment advisory fee computed daily and paid monthly, based on a rate equal to 0.85% of the Fund’s average daily net assets as specified in the Fund’s Prospectus.

Please retain this Supplement with your Prospectus and Statement of Additional Information.